                                                                    EXHIBIT 99.1

                         INDEX TO FINANCIAL STATEMENTS


                                                                            Page
                                                                            ----
MMC Networks, Inc.

Interim Condensed Consolidated Financial Statements
    Condensed Consolidated Balance Sheets at September 30, 2000
      (unaudited) and December 31, 1999.................................... F-2
    Condensed Consolidated Statements of Operations (unaudited) for the three and nine months ended September 30, 2000 and 1999.............. F-3
    Condensed Consolidated Statements of Cash Flow (unaudited) for the nine months ended September 30, 2000 and 1999........................ F-4
    Notes to the Condensed Consolidated Financial Statements (unaudited)... F-5

                               MMC NETWORKS, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                     (in thousands, except per share data)

                                                         Sept. 30,   Dec. 31,
                                                           2000        1999
                                                        (unaudited)
                                                         ---------  ----------
                         ASSETS
                         ------

Current assets:
  Cash and cash equivalents............................. $ 43,151    $13,484
  Short-term investments................................   34,591     58,511
  Accounts receivable, net of allowances of $420 and
    $422 ...............................................   12,707      6,358
  Inventories...........................................    7,704      3,216
  Prepaid expenses and other current assets.............    6,064      6,374
                                                         --------    -------
    Total current assets................................  104,217     87,943
Property and equipment, net.............................   12,380      8,222
Other assets............................................    1,363        230
                                                         --------    -------
                                                         $117,960    $96,395
                                                         ========    =======

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------

Current liabilities:
  Accounts payable...................................... $  8,940    $ 4,725
  Accrued expenses......................................    9,011      3,710
                                                         --------    -------
    Total current liabilities...........................   17,951      8,435
                                                         --------    -------
Stockholders' equity:
  Preferred Stock: $0.001 par value; 10,000 shares
   authorized; no shares issued or outstanding..........      --         --
  Common Stock: $0.001 par value; 100,000 shares
   authorized; 33,267 and 31,871 shares issued and
   outstanding..........................................       29         28
  Additional paid-in capital............................   77,681     68,771
  Notes receivable from stockholders....................      (47)       (47)
  Retained earnings.....................................   22,413     19,343
  Accumulated other comprehensive loss..................      (67)      (135)
                                                         --------    -------
    Total stockholders' equity..........................  100,009     87,960
                                                         --------    -------
                                                         $117,960    $96,395
                                                         ========    =======


  The accompanying notes are an integral part of these condensed consolidated financial statements.

                               MMC NETWORKS, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)
                                  (unaudited)

                                              Three Months Ended     Nine Months Ended
                                                 September 30,         September 30,
                                              ------------------     -----------------
                                               2000       1999        2000     1999
                                              -------    -------     -------  --------
Revenues..................................... $22,477    $23,149     $52,146  $58,582
Cost of revenues.............................   5,994      6,868      14,854   17,336
                                              -------    -------     -------  -------
    Gross profit.............................  16,483     16,281      37,292   41,246
                                              -------    -------     -------  -------
Gross profit as a percent of revenue.........    73.3%      70.3%       71.5%    70.4%

Operating expenses:
  Research and development...................   9,484      6,360      24,566   16,070
  Selling, general and administrative........   4,452      3,136      11,401    8,211
                                              -------    -------     -------  -------
    Total operating expenses.................  13,936      9,496      35,967   24,281

Operating income.............................   2,547      6,785       1,325   16,965
  Interest income, net.......................   1,137        844       3,187    2,189
                                              -------    -------     -------  -------

Income before income taxes...................   3,684      7,629       4,512   19,154
Provision for income taxes...................   1,178      2,745       1,442    6,890
                                              -------    -------     -------  -------
Net income................................... $ 2,506    $ 4,884     $ 3,070  $12,264
                                              =======    =======     =======  =======
Basic income per share....................... $  0.08    $  0.16     $  0.09  $  0.40
                                              =======    =======     =======  =======
Shares used to compute basic income per
 share.......................................  33,119     31,417      32,694   30,821
                                              =======    =======     =======  =======

Diluted income per share..................... $  0.07    $  0.14     $  0.08  $  0.36
                                              =======    =======     =======  =======
Shares used to compute diluted income per
 share.......................................  36,988     35,283      36,136   34,456
                                              =======    =======     =======  =======


  The accompanying notes are an integral part of these condensed consolidated financial statements.

                               MMC NETWORKS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                                 (in thousands)
                                  (unaudited)

                                                                        Nine Months Ended
                                                                          September 30,
                                                                      ----------------------
                                                                         2000        1999
                                                                      ----------  ----------
Cash flows from operating activities:
  Net income......................................................    $    3,070  $   12,264
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization.................................         3,783       2,300
    Tax benefit from the exercise of stock options................           --        4,798
    Changes in assets and liabilities:
      Accounts receivable.........................................        (6,350)     (1,602)
      Inventories.................................................        (4,488)     (1,658)
      Prepaid expenses and other current assets...................           310        (630)
      Accounts payable............................................         4,215       1,832
      Accrued expenses............................................         5,301      (1,471)
                                                                      ----------  ----------
        Net cash provided by operating activities.................         5,841      15,833
                                                                      ----------  ----------
Cash flows from investing activities:
  Sale (purchase) of short-term investments.......................        23,988     (21,439)
  Acquisition of property and equipment...........................        (7,940)     (3,780)
  Investment in convertible debenture.............................        (1,000)        --
  Other assets....................................................          (133)        --
                                                                      ----------  ----------
        Net cash provided by (used for) investing activities......        14,915     (25,219)
                                                                      ----------  ----------
Cash flows from financing activities:
  Proceeds from issuance of Common Stock, net.....................         8,911       4,931
  Principal payments on capital lease obligations.................           --         (234)
                                                                      ----------  ----------
        Net cash provided by financing activities.................         8,911       4,697
                                                                      ----------  ----------
Net increase (decrease) in cash and cash equivalents..............        29,667      (4,689)
Cash and cash equivalents at beginning of period..................        13,484      31,452
                                                                      ----------  ----------
Cash and cash equivalents at end of period........................    $   43,151  $   26,763
                                                                      ==========  ==========
Supplemental disclosure:
  Cash paid for interest..........................................    $      --   $       29
  Cash paid for income taxes......................................    $       64  $    3,377

  The accompanying notes are an integral part of these condensed consolidated financial statements.

                               MMC NETWORKS, INC.

       NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--BASIS OF PRESENTATION

   The accompanying interim condensed consolidated financial statements and notes to the interim condensed consolidated financial statements of MMC Networks, Inc. ("MMC") are unaudited. In the opinion of management, these statements and notes have been prepared on the same basis as the audited consolidated financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial position, results of operations and cash flows for MMC for the periods presented. Results for the interim periods presented are not necessarily indicative of results for the entire year.

   The accompanying interim condensed consolidated financial statements and notes do not include certain information and footnote disclosures normally required under generally accepted accounting principles. Therefore, these condensed consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes included in MMC Networks' Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1999.

NOTE 2--EARNINGS PER SHARE

   The computations of basic and diluted earnings per share for the periods presented are as follows:

                                                         Three                        Nine
                                                     Months Ended                 Months Ended
                                              --------------------------- ---------------------------
                                              September 30, September 30, September 30, September 30,
                                                  2000          1999          2000          1999
                                              ------------- ------------- ------------- -------------
                                                       (in thousands, except per share data)
   Net income available to common
    stockholders..........................     $2,506        $4,884        $3,070        $12,264
                                               ======        ======        ======        =======
   Shares used to compute basic income per
    share.................................     33,119        31,417        32,694         30,821
   Effect of dilutive securities:
     Stock options........................      3,869         3,866         3,442          3,635
                                               ------        ------        ------         ------
   Shares used to compute diluted income
    per share.............................     36,988        35,283        36,136         34,456
                                               ======        ======        ======         ======
   Basic income per share.................     $ 0.08        $ 0.16        $ 0.09         $ 0.40
                                               ======        ======        ======         ======
   Diluted income per share...............     $ 0.07        $ 0.14        $ 0.08         $ 0.36
                                               ======        ======        ======         ======

NOTE 3--COMPOSITION OF INVENTORIES

                                                           September 30,  December 31,
                                                               2000          1999
                                                           -------------  ------------
                                                                  (in thousands)
   Inventories:
     Work in process......................................  $4,243         $1,541
     Finished goods.......................................   3,461          1,675
                                                            ------         ------
                                                            $7,704         $3,216
                                                            ======         ======

                               MMC NETWORKS, INC.

(4)  Subsequent Events

     On October 25, 2000, the Company completed the merger with Applied Micro Circuits Corporation ("AMCC"). Under the terms of the merger agreement, AMCC issued 1.238 shares of AMCC common stock for each outstanding share of the Company stock. Based on the number of shares of Company common stock and options to purchase shares of Company common stock outstanding, AMCC issued 41,392,404 shares of AMCC stock and options to purchase 7,981,595 shares of AMCC's stock.